Exhibit 13.2

Certification by the Chief Financial Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of OneSmart International Education Group Limited (the “Company”) on Form 20-F for the fiscal year ended August 31, 2019 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Honggang (Greg) Zuo, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 16, 2019

By:	/s/ Honggang (Greg) Zuo
Name:	Honggang (Greg) Zuo
Title:	Chief Financial Officer